(a)(87)

AMENDMENT NO. 74

TO AMENDED AND RESTATED DECLARATION OF TRUST

OF VOYA MUTUAL FUNDS

THIS AMENDMENT NO. 74 TO THE AMENDED AND RESTATED DECLARATION OF TRUST OF VOYA MUTUAL FUNDS is made as of September 12, 2019, by the undersigned, constituting a majority of the Trustees of Voya Mutual Funds (the "Trust").

WHEREAS, the Amended and Restated Declaration of Trust ("Declaration of Trust") adopted as of June 3, 2004, designated certain series of Interests of the Trust; and

WHEREAS, pursuant to Section 6.01(d) of the Declaration of Trust, the Board of Trustees has authorized an amendment to the Declaration of Trust to dissolve the following series of interests of the Trust:

Voya CBRE Global Infrastructure Fund

Voya Global Real Estate Fund

NOW, THEREFORE, the Board of Trustees hereby amends the Declaration of Trust, effective as of March 20, 2020, as follows:

The first two sentences of Section 8.08 of the Declaration of Trust are hereby amended and restated to read in full as follows:

"The Trustees may establish and designate series of Interests in accordance with the provisions of Section 6.01 hereof. The Trustees hereby establish and designate the series shown in the chart below under the heading "Series," and establish and designate the classes of each such series shown in the chart below under the heading "Classes":

Series	Classes
ING Asia-Pacific Real Estate Fund	ING Asia-Pacific Real Estate Fund – Class A
ING Asia-Pacific Real Estate Fund – Class B
ING Asia-Pacific Real Estate Fund – Class C
ING Asia-Pacific Real Estate Fund – Class I
Voya CBRE Long/Short Fund	Voya CBRE Long/Short Fund – Class A
Voya CBRE Long/Short Fund – Class I
Voya CBRE Long/Short Fund – Class T

M:\Funds\Legal Admin\Registration Statements\Global & International\2021\485a\Filing Documents\Exhibits\(a)(87) VMF-A&R DecTrt-74-CBRE Global Infrastructure and Global Real Estate Fund dissolution 1909F.docx

Series	Classes
Voya Diversified Emerging Markets Debt	Voya Diversified Emerging Markets Debt Fund –
Fund	Class A
Voya Diversified Emerging Markets Debt Fund –
Class C
Voya Diversified Emerging Markets Debt Fund –
Class I
Voya Diversified Emerging Markets Debt Fund –
Class T
Voya Diversified Emerging Markets Debt Fund –
Class W
Voya Emerging Markets Equity Dividend	Voya Emerging Markets Equity Dividend Fund –
Fund	Class A
Voya Emerging Markets Equity Dividend Fund –
Class B
Voya Emerging Markets Equity Dividend Fund –
Class C
Voya Emerging Markets Equity Dividend Fund –
Class I
Voya Emerging Markets Equity Dividend Fund –
Class O
Voya Emerging Markets Equity Dividend Fund –
Class R
Voya Emerging Markets Equity Dividend Fund –
Class W
ING European Real Estate Fund	ING European Real Estate Fund – Class A
ING European Real Estate Fund – Class B
ING European Real Estate Fund – Class C
ING European Real Estate Fund – Class I
Voya Global Bond Fund	Voya Global Bond Fund – Class A
Voya Global Bond Fund – Class C
Voya Global Bond Fund – Class I
Voya Global Bond Fund – Class P
Voya Global Bond Fund – Class P3
Voya Global Bond Fund – Class R
Voya Global Bond Fund – Class R6
Voya Global Bond Fund – Class T
Voya Global Bond Fund – Class W
Voya Global Corporate Leaders 100 Fund	Voya Global Corporate Leaders 100 Fund – Class A
Voya Global Corporate Leaders 100 Fund – Class I
Voya Global Corporate Leaders 100 Fund – Class T

Series	Classes
Voya Global Diversified Payment Fund	Voya Global Diversified Payment Fund – Class A
Voya Global Diversified Payment Fund – Class C
Voya Global Diversified Payment Fund – Class I
Voya Global Diversified Payment Fund – Class R
Voya Global Diversified Payment Fund – Class R6
Voya Global Diversified Payment Fund – Class T
Voya Global Diversified Payment Fund – Class W
Voya Global Equity Dividend Fund	Voya Global Equity Dividend Fund – Class A
Voya Global Equity Dividend Fund – Class C
Voya Global Equity Dividend Fund – Class I
Voya Global Equity Dividend Fund – Class R
Voya Global Equity Dividend Fund – Class W
Voya Global High Dividend Low Volatility	Voya Global High Dividend Low Volatility Fund –
Fund	Class A
Voya Global High Dividend Low Volatility Fund –
Class C
Voya Global High Dividend Low Volatility Fund –
Class I
Voya Global High Dividend Low Volatility Fund –
Class R
Voya Global High Dividend Low Volatility Fund –
Class R6
Voya Global High Dividend Low Volatility Fund –
Class T
Voya Global High Dividend Low Volatility Fund –
Class W
Voya Global Perspectives Fund	Voya Global Perspectives Fund – Class A
Voya Global Perspectives Fund – Class C
Voya Global Perspectives Fund – Class I
Voya Global Perspectives Fund – Class R
Voya Global Perspectives Fund – Class T
Voya Global Perspectives Fund – Class W
ING Index Plus International Equity Fund	ING Index Plus International Equity Fund – Class A
ING Index Plus International Equity Fund – Class B
ING Index Plus International Equity Fund – Class C
ING Index Plus International Equity Fund – Class I
ING Index Plus International Equity Fund – Class O
ING Index Plus International Equity Fund – Class R
ING Index Plus International Equity Fund – Class W

Series	Classes
ING International Capital Appreciation Fund	ING International Capital Appreciation Fund – Class A
ING International Capital Appreciation Fund – Class B
ING International Capital Appreciation Fund – Class C
ING International Capital Appreciation Fund – Class I
ING International Capital Appreciation Fund – Class R
ING International Capital Appreciation Fund – Class W
ING International Equity Dividend Fund	ING International Equity Dividend Fund – Class A
ING International Equity Dividend Fund – Class B
ING International Equity Dividend Fund – Class C
ING International Equity Dividend Fund – Class I
ING International Equity Dividend Fund – Class W
Voya International High Dividend Low	Voya International High Dividend Low Volatility Fund –
Volatility Fund	Class A
Voya International High Dividend Low Volatility Fund –
Class I
Voya International High Dividend Low Volatility Fund –
Class P3
Voya International High Dividend Low Volatility Fund –
Class R6
Voya International High Dividend Low Volatility Fund –
Class T
Voya International Real Estate Fund	Voya International Real Estate Fund – Class A
Voya International Real Estate Fund – Class C
Voya International Real Estate Fund – Class I
Voya International Real Estate Fund – Class R
Voya International Real Estate Fund – Class T
Voya International Real Estate Fund – Class W

Series	Classes
Voya Multi-Manager Emerging Markets	Voya Multi-Manager Emerging Markets Equity Fund –
Equity Fund	Class A
Voya Multi-Manager Emerging Markets Equity Fund –
Class C
Voya Multi-Manager Emerging Markets Equity Fund –
Class I
Voya Multi-Manager Emerging Markets Equity Fund –
Class P
Voya Multi-Manager Emerging Markets Equity Fund –
Class P3
Voya Multi-Manager Emerging Markets Equity Fund –
Class R
Voya Multi-Manager Emerging Markets Equity Fund –
Class W
Voya Multi-Manager International Equity	Voya Multi-Manager International Equity Fund –
Fund	Class A
Voya Multi-Manager International Equity Fund –
Class C
Voya Multi-Manager International Equity Fund –
Class I
Voya Multi-Manager International Equity Fund –
Class P
Voya Multi-Manager International Equity Fund –
Class P3
Voya Multi-Manager International Equity Fund –
Class R
Voya Multi-Manager International Equity Fund –
Class W
Voya Multi-Manager International Factors	Voya Multi-Manager International Factors Fund –
Fund	Class I
Voya Multi-Manager International Factors Fund – Class P
Voya Multi-Manager International Factors Fund –
Class P3
Voya Multi-Manager International Factors Fund –
Class W

Series	Classes
Voya Multi-Manager International Small Cap	Voya Multi-Manager International Small Cap Fund –
Fund	Class A
Voya Multi-Manager International Small Cap Fund –
Class C
Voya Multi-Manager International Small Cap Fund –
Class I
Voya Multi-Manager International Small Cap Fund –
Class P3
Voya Multi-Manager International Small Cap Fund –
Class R
Voya Multi-Manager International Small Cap Fund –
Class W
Voya Russia Fund	Voya Russia Fund – Class A
Voya Russia Fund – Class C
Voya Russia Fund – Class I
Voya Russia Fund – Class R
Voya Russia Fund – Class W

REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.

/s/ Colleen D. Baldwin_____________	/s/ Joseph E. Obermeyer____________
Colleen D. Baldwin, as Trustee	Joseph E. Obermeyer, as Trustee
/s/ John V. Boyer_________________	/s/ Sheryl K. Pressler_______________
John V. Boyer, as Trustee	Sheryl K. Pressler, as Trustee
/s/ Patricia W. Chadwick___________	/s/ Dina Santoro___________________
Patricia W. Chadwick, as Trustee	Dina Santoro, as Trustee
/s/ Martin J. Gavin________________	/s/ Christopher P. Sullivan___________
Martin J. Gavin, as Trustee	Christopher P. Sullivan, as Trustee